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                                   DEMAND NOTE
                    GreenPoint Home Equity Loan Trust 2000-3
                                December 18, 2000


         ON DEMAND, for value received, GreenPoint Bank ("GreenPoint"), promises to pay, in lawful money of the United States of America, to Bankers Trust Company, as trustee (the "Trustee"), under the Indenture, dated as of December 1, 2000 (the "Indenture"), between the Trustee and GreenPoint Home Equity Loan Trust 2000-3, as Issuer, on the dates and in the amounts requested by the Trustee in accordance with the terms of the Indenture.

         GreenPoint has issued this Demand Note to the Trustee. Demand for payment hereunder shall be made by the Trustee pursuant to a Demand Request substantially in the form of Exhibit A hereto. This Demand Note will terminate and cease to be of further force or effect immediately following the close of business on December 16, 2002 or such earlier date as of which no further payments hereunder may be demanded by the Trustee pursuant to the Indenture.

         Interest shall accrue on the amount due under this Demand Note from the date of demand until the date payment is made (payable on demand and computed on the basis of a 360-day year for the actual number of days elapsed) at the rate for overnight funds as published in N.Y. Federal Reserve Statistical Release H.15(519).

         If the indebtedness represented by this Demand Note, or any part thereof, is collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Demand Note is placed in the hands of attorneys for collection, GreenPoint agrees to pay, in addition to the principal and interest (if any) due under this Demand Note, reasonable attorneys' and collection fees.

         The undersigned and all sureties, endorsers and guarantors of this Demand Note waive demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and protest, notice of intention to accelerate, notice of acceleration and all other notices, filing of suit and such security or release of any party primarily or secondarily liable hereon and further agree that it will not be necessary for any holder hereof, in order to enforce payment of this Demand Note by it, to first institute suit or exhaust its remedies against GreenPoint or others liable hereunder, and consent to any extension or postponement of time of payment of this Demand Note or any other indulgence with respect hereto, without notice thereof to any of them.

         The undersigned hereby irrevocably submits to the jurisdiction of the United States District Court for the District of New York and any court in the State of New York located in the City of New York and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it in connection with this Demand Note or for the recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard or determined in such New York state court or, to the extent permitted by law, in such federal court. The undersigned hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the undersigned

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hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Demand Note may not be litigated in or by such courts.

         To the extent permitted by applicable law, the undersigned agrees that it shall not seek and hereby waives the right to seek any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

         The undersigned hereby irrevocably agrees that the summons and complaint or any other process in connection with this Demand Note may be served by mailing to the address set forth below or by hand delivery to a person of suitable age and discretion at the address set forth below. Such service will be complete on the date such process is so mailed or delivered, and the undersigned will have thirty days from such completion of service in which to respond in the manner provided by law. The undersigned may also be served in any other manner permitted by law, in which event the undersigned's time to respond shall be the time provided by law.

         THE UNDERSIGNED HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS DEMAND NOTE. THE UNDERSIGNED HERETO (A) CERTIFIES THAT NO REPRESENTATIVE AGENT OR ATTORNEY OR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY THE TRUSTEE THAT THE TRUSTEE HAS BEEN INDUCED TO ACCEPT THIS DEMAND NOTE BY, AMONG OTHER THINGS, THIS WAIVER.


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         This Demand Note shall be governed by, and for all purposes construed in accordance with, the laws of the State of New York.

                                       GREENPOINT BANK


                                       By: /s/ Howard C. Bluver
                                           --------------------------------
                                           Name:  Howard C. Bluver
                                           Title: Senior Vice President and
                                                    General Counsel

                                           Address: 90 Park Avenue
                                                    New York, NY  10016




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                                    EXHIBIT A

                                 DEMAND REQUEST



To:               GreenPoint Bank
                  90 Park Avenue, 4th Floor
                  New York, NY  10016
                  Attention:  General Counsel
                  Telephone:  (212) 834-1724
                  Telecopier:  (212) 834-1404


Re:               GreenPoint Home Equity Loan Trust 2000-3
                  Home Equity Loan Asset-Backed
                  Securities, Series 2000-3 - Demand Note


Payment Date:
                           -----------------------------------------------------


         We refer to that certain Indenture dated as of December 1, 2000 (the "Indenture"), by and between GreenPoint Home Equity Loan Trust 2000-3, as Issuer and Bankers Trust Company, as Trustee, relating to the above-referenced Securities and Demand Note. All capitalized terms not otherwise defined herein shall have the same respective meanings assigned to such terms in the Indenture.

         (a) The Trustee has determined under the Indenture that in respect of the above-referenced Payment Date the following amounts are payable under the Demand Note:

                  (1)      For Realized Losses:                                            $_________

                  (2)      To achieve the Specified Overcollateralization
                           Amount (applies only to December 16, 2002 Payment
                           Date):                                                          $_________

                  (3)      For Capitalized Interest Shortfalls:                            $_________


         (b) Accordingly, pursuant to the Indenture, this statement constitutes a demand for payment under the Demand Note in the amount of $______ [(a)(1) +
(a)(2) + (a)(3)].

         No payment demanded hereunder is in excess of the amount payable under the Demand Note.

         The amount demanded in this Demand Request should be paid to: [Payment Instructions].


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         IN WITNESS WHEREOF, the Trustee has executed and delivered this Demand
Request this ____ day of ______________.


                                       BANKERS TRUST COMPANY,
                                       as Trustee


                                       By:
                                              ---------------------------------

                                       Title:
                                              ---------------------------------